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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


              November 15, 1999                                         0-24464
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Date of Report (date of Earliest Event Reported)                (Commission File Number)


                                THE CRONOS GROUP
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             (Exact name of registrant as specified in its charter)


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
              Luxembourg                                              Not Applicable
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(State of incorporation or organization)                    (IRS Employer Identification No.)

             16, Allee Marconi, Boite Postale 260,L-2120 Luxembourg
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               (Address of principal executive offices) (Zip Code)

                                   352 453145
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              (Registrant's telephone number, including area code)


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ITEM 5. Other Events

               On November 15, 1999, The Registrant issued a press release annexed hereto as Exhibit No. 1. This press release reports upon the Order Instituting Public Administrative Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21(C) of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order, dated November 15, 1999 (Securities Act of 1933 Release No. 7771, Securities Exchange Act of 1934 Release No. 42139, and Accounting and Auditing Enforcement Release No. 1208).


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                THE CRONOS GROUP
                                Registrant

                                By    /s/ Dennis J. Tietz
                                      -------------------------------
                                      Dennis J. Tietz
                                      Chief Executive Officer

Date:  November 16, 1999


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                                  Exhibit Index

1.      Press Release dated November 15, 1999


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